UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513)-629-8104
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2020

Date of reporting period:  November 30, 2020

Item 1. Reports to Stockholders.

Rockefeller Equity Allocation Fund

Rockefeller Core Taxable Bond Fund

Rockefeller Intermediate Tax Exempt
National Bond Fund

Rockefeller Intermediate Tax Exempt
New York Bond Fund

Annual Report
November 30, 2020

Investment Adviser

Rockefeller & Co. LLC
45 Rockefeller Plaza, 5th Floor
New York, New York  10111

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the shareholder reports for the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund (each a “Fund,” and collectively, the “Funds”) will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Funds at 1-855-369-6209, sending an e-mail request to inquires@rockefellerfunds.com, or by enrolling at http://www.rockefellerfunds.com.

You may elect to receive all future reports in paper free of charge. To request that you continue to receive paper copies of your shareholder reports, you can contact your financial intermediary or, if you invest directly with the Funds, you can call the Funds at 1-855-369-3209 or send an e-mail request to inquires@rockefellerfunds.com. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Rockefeller Funds you hold.

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLES	7

INVESTMENT HIGHLIGHTS	9

SCHEDULES OF INVESTMENTS	19

STATEMENTS OF ASSETS AND LIABILITIES	38

STATEMENTS OF OPERATIONS	40

STATEMENTS OF CHANGES IN NET ASSETS	42

FINANCIAL HIGHLIGHTS	46

NOTES TO FINANCIAL STATEMENTS	54

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM	66

BASIS FOR TRUSTEES’ APPROVAL
OF INVESTMENT ADVISORY AGREEMENT	68

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT	73

NOTICE OF PRIVACY POLICY & PRACTICES	74

ADDITIONAL INFORMATION	75

Dear Shareholder:

The year began with stocks at all-time highs, driven by an economy operating at nearly full employment, an accommodative U.S. Federal Reserve (the “Federal Reserve”), and waning concerns over trade negotiations. However, in February, markets turned sharply lower and entered bear territory triggered by the COVID-19 pandemic rapidly spreading across the globe, including to the U.S. Deleveraging and forced liquidations of stocks and bonds resulted in extreme volatility as investors sought the safety of cash above all else. Oil demand dried up, credit spreads showed signs of stress, and massive stimulus measures were implemented across the world.

The crisis drove the Federal Reserve to aggressively inject liquidity into financial markets, with asset purchases expanded to include investment grade corporate and municipal bonds, and later non-investment grade bonds. Congress passed three rounds of stimulus adding up to more than $2 trillion of financial aid to individuals, municipalities, and various industries. Policymakers worldwide also unveiled aggressive monetary and fiscal stimulus. The aggressive policy responses helped to arrest the market decline (which bottomed on March 23, 2020) and led to a market rebound that continued through the rest of the year.

Global Economy

The global economy has begun to improve off the second quarter 2020 lows driven by stringent lockdowns.  Economic activity is still well below levels seen pre-pandemic and heavily reliant on fiscal support.  We expect economies should mostly rebound in 2021 as vaccines enable a resumption of normal activity by the middle of the year.  However, the global economy, and especially the U.S., will be increasingly burdened by massive levels of debt incurred to manage through the pandemic.

Federal Reserve Policy and the Bond Market:

Heading into 2020, it appeared that the U.S. economy was in relatively good shape. However, as the year progressed, COVID-19 and the measures put into place to contain it have officially brought the longest economic expansion in U.S. history to an end. The most severe contraction in growth occurred in second quarter of 2020 and it was followed by the largest expansion in following quarter.

To help support the economy, the Federal Reserve cut interest rates two times in March at two separate emergency meetings, in an unprecedented move to help avoid a collapse in the economy and to alleviate stress on financial conditions. Additionally, the Federal Reserve introduced a new quantitative easing (QE4) plan to eventually purchase unlimited amounts of U.S. treasuries and mortgage-backed securities (“MBS”). As liquidity continued to be challenged for almost all fixed income instruments including the most liquid assets such as U.S. treasuries, the Federal Reserve implemented additional programs in an attempt to help bring the market functioning back to normalcy. Many of these were old programs that were implemented during the Great Financial Crisis of 2008, but several new programs were instituted.

While the outlook for the economy at this moment is higher than usual, we believe the broader picture coming from timely indicators is that the worst of the economic impact from the pandemic may be past us. However, the recovery will be a slow process. With inflation likely to struggle to break above 2% on a sustained basis, it is our belief the Federal Open Market Committee (“FOMC”) of the Federal Reserve, which is now committed to achieving an inflation rate that averages 2% over time, will not pivot from its highly accommodative posture for the foreseeable future.

Rockefeller Core Taxable Bond Fund:

For the fiscal year ended November 30, 2020, the Institutional Class shares of the Rockefeller Core Taxable Bond Fund had a return of +6.95% (net), underperforming the Bloomberg Barclays Aggregate Bond Index benchmark on a relative basis, which returned +7.28%. The Fund’s modestly longer duration profile helped relative returns along with sector overweights to taxable municipal bonds and corporate bonds. However, sector allocation within corporate bonds detracted from relative performance.

Rockefeller Intermediate Tax-Exempt National Bond Fund:

For the fiscal year ended November 30, 2020, the Institutional Class shares of the Rockefeller Intermediate Tax-Exempt National Bond Fund had a return of +4.73% (net), while the Bloomberg Barclays Managed Money Short/Intermediate Municipal Index returned +4.89%. A longer maturity profile and duration was a positive contributor as the yield curve bull steepened over the period. However, the Fund’s overweight exposure to lower rated credits detracted from relative performance as higher credit quality outperformed.

Rockefeller Intermediate Tax-Exempt New York Bond Fund:

For fiscal year ended November 30, 2020, the Institutional Class shares of the Rockefeller Intermediate Tax-Exempt New York Bond Fund had a return of +3.34% (net), while the Bloomberg Barclays Managed Money Short/Intermediate Municipal Index returned +4.89%. A longer maturity profile and duration was a positive contributor as the yield curve bull steepened over the period. However, the Fund’s overweight exposure to lower rated credits detracted from relative performance as higher credit quality outperformed. Additionally, detracting from relative performance was the Fund’s geographical overweight to New York as municipal bonds from this region materially underperformed during the period due to the impact of COVID-19.

Rockefeller Equity Allocation Fund:

For the fiscal year ended November 30, 2020, the Institutional Class shares of the Rockefeller Equity Allocation Fund returned +9.54% (net), while the MSCI All-Country World Index (Net Dividends) had a return of +15.01%. The portfolio had a tilt to non-U.S. markets during the period as that is where we believed there were better opportunities on a relative basis. During the period, U.S. markets outperformed their international counterparts, led by stay-at-home plays and technology stocks. We believe these are areas in the market where valuations are excessive relative to their growth prospects, particularly as companies face tougher comparisons in 2021.

The Financials sector was the largest detractor to performance for the period, as the low interest rate environment had a negative impact on banks, particularly Lloyds Banking Group, which was the largest detracting stock. On the positive side, strong stock selection in the Real Estate sector had the greatest positive impact to performance during the period, as the pandemic had a negligible impact on rent collection at Vonovia, which was the largest contributing stock within the sector.  We believe Financial sector companies present great value and risk/reward into 2021.  Although technology companies and other stay-at home retailers massively outperformed in 2020, we believe they will face tougher comparisons in 2021.  Therefore we are focused on parts of the market that appear positioned to benefit from a more normal economic environment as the pandemic eventually recedes.

Looking Forward

With the S&P 500 Index trading at 21.5 times 2021 estimated earnings, we believe good news from vaccinations and economic recovery is largely priced into valuations. Our thoughts coming into the year were that there were better opportunities on a relative basis in non-U.S. markets, particularly Europe. The impact of COVID-19 was felt much more severely in Europe which delayed our investment thesis; however, we remain optimistic on its potential for outperformance. The recent passing of the 750 billion Euro stimulus package is indicative of a newfound solidarity amongst the European Union (“EU”) member states, and noteworthy given the usual frugalness of Germany and other Northern European peers. We are constructive on a post Brexit trade accord between the U.K. and the European Union.  Economic forecasts are now pointing to more rapid gross domestic product (“GDP”) growth in Europe in 2021 than in the U.S., which we agree with as the post-COVID-19 tourism recovery should provide greater benefit to Europe. While Europe and other geographies have also embarked on significant fiscal stimulus, it is not the same magnitude as the U.S., thus supporting continued depreciation of the dollar vs most other currencies and future relative outperformance in non-U.S. equities.

Sincerely,

David P. Harris, CFA
Chief Investment Officer
Rockefeller Asset Management

Opinions expressed are those of Rockefeller Asset Management and are subject to change, are not guaranteed and should not be considered investment advice.  Rockefeller Asset Management is a division of Rockefeller & Co. LLC, the investment adviser to the Rockefeller Funds.

Must be preceded or accompanied by a current prospectus.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds are susceptible to adverse economic, political, tax, or regulatory changes which may magnify other risks. Income from tax-exempt funds may become subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investing in the municipal securities market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic development. The Funds may invest in restricted securities or “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. As such they are often both difficult to sell and to value. The Funds may invest in exchange traded funds (“ETFs”) which are subject to additional risks, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The Rockefeller Intermediate Tax-Exempt New York Bond Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, specifically in the State of New York issues.  The Rockefeller Equity Allocation Fund is subject to small- and medium-capitalization company risks, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Rockefeller Equity Allocation Fund also invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Master limited partnerships (“MLPs”) in which the Rockefeller Equity Allocation Fund may invest are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. Earnings growth is not representative of the Fund’s future performance.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.

The Bloomberg Barclays Managed Money Short/Intermediate Index is the 1-10 year component of the Barclays Managed Money Index, which is a rules-based, market-value-weighted index engineered for the tax-exempt municipal bond market.

The MSCI All Country World Index (Net Dividends) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

One cannot invest directly in an index.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. See the schedule of investments for complete holdings.

Gross domestic product (“GDP”) for a country is a monetary measure of the value of all final goods and services produced by the country in a specified period.

The Rockefeller Funds are distributed by Quasar Distributors, LLC.

Rockefeller Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses.  These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/20 – 11/30/20).

Actual Expenses

The first line of each of the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Examples. The Examples include, but are not limited to, management fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Rockefeller Funds
Expense Examples (Continued)
(Unaudited)

Rockefeller Equity Allocation Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/20	11/30/20	6/1/20 – 11/30/20*
Actual	$1,000.00	$1,208.10	$7.01
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.65	$6.41

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Rockefeller Core Taxable Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/20	11/30/20	6/1/20 – 11/30/20*
Actual	$1,000.00	$1,015.10	$3.53
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.50	$3.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Rockefeller Intermediate Tax Exempt National Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/20	11/30/20	6/1/20 – 11/30/20*
Actual	$1,000.00	$1,023.10	$3.34
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.70	$3.34

*	Expenses are equal to the Fund’s annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Rockefeller Intermediate Tax Exempt New York Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/20	11/30/20	6/1/20 – 11/30/20*
Actual	$1,000.00	$1,022.70	$4.10
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.95	$4.09

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Rockefeller Equity Allocation Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective of long-term total return from capital appreciation and income by investing its assets globally in a range of equity asset classes and, to a lesser extent, in fixed-income securities, real estate and commodity linked equities (such as real estate investment trusts and master limited partnerships), and currencies. Rockefeller & Co. LLC (the “Adviser”) will allocate the Fund’s assets across asset classes taking into consideration both the Adviser’s longer-term strategic outlook as well as tactical views as to potential near-term opportunities. The Adviser considers a number of factors when making allocation decisions, including relative attractiveness among equity market capitalizations and geographic regions, inflation risks and factors that influence commodity prices.

Allocation of Portfolio Holdings as of November 30, 2020*
(% of Investments)

*	For additional details on allocation of portfolio holdings by industry, please see the Schedule of Investments.

Average Annual Returns as of November 30, 2020

	Rockefeller	MSCI All Country
	Equity Allocation	World Index
	Fund	(Net Dividends)
1 Year	9.54%	15.01%
5 Year	8.35%	10.84%
Since Inception (2/4/15)	7.08%	9.02%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Continued

Rockefeller Equity Allocation Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The MSCI All Country World Index (Net Dividends) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reflect the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Core Taxable Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in taxable fixed-income securities.  “Fixed-income securities” include corporate, government and municipal bonds, asset-backed and mortgage-backed securities, other investment companies and ETFs that will invest in fixed-income securities, and other fixed-income instruments.  The Fund invests primarily in investment grade fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) or another nationally recognized statistical rating organization (“NRSRO”), or deemed by the Adviser to be of comparable quality.  The Adviser anticipates the Fund’s weighted average duration will be more than three years but less than ten years.

Allocation of Portfolio Holdings as of November 30, 2020
(% of Investments)

Average Annual Returns as of November 30, 2020

		Bloomberg
	Rockefeller	Barclays
	Core Taxable	Aggregate
	Bond Fund	Bond Index
1 Year	6.95%	7.28%
5 Year	4.08%	4.34%
Since Inception (12/26/13)	3.64%	4.12%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Continued

Rockefeller Core Taxable Bond Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income that is exempt from federal personal income tax consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal income tax, including the federal alternative minimum tax (“AMT”).  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds and industrial development bonds.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal income taxes.  While the Fund will invest primarily in tax exempt securities, it is possible that up to 20% of the Fund’s total assets may be invested in fixed-income securities that generate income that is not exempt from regular federal income tax, including the federal AMT.  The Fund invests primarily in investment grade municipal bonds and other types of fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or, if unrated, deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.

Allocation of Portfolio Holdings as of November 30, 2020
(% of Investments)

 Continued

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of November 30, 2020

	Rockefeller	Bloomberg
	Intermediate Tax	Barclays Managed
	Exempt National	Money Short/
	Bond Fund	Intermediate Index
1 Year	4.73%	4.89%
5 Year	2.65%	2.99%
Since Inception (12/26/13)	2.48%	3.10%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays Managed Money Short/Intermediate Index is the 1-10 year component of the Barclays Managed Money Index, which is a rules-based, market-value-weighted index engineered for the tax-exempt municipal bond market.

Continued

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights (Continued)
(Unaudited)

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective to generate current income that is exempt from federal, New York State and New York City personal income tax consistent with the preservation of capital by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal, New York State and New York City personal income tax, including the federal AMT.  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds, industrial development bonds, and other obligations issued by the State of New York, its subdivisions, authorities, instrumentalities and corporations.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal and New York State and New York City personal income tax.  While the Fund will invest primarily in tax exempt securities, it is possible that up to 20% of the Fund’s total assets may be invested in fixed-income securities that generate income that is not exempt from regular federal income tax, New York State and New York City personal income tax, including the federal AMT.  The Fund invests primarily in investment grade fixed-income securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.  The Fund is non-diversified.

Allocation of Portfolio Holdings as of November 30, 2020
(% of Investments)

 Continued

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of November 30, 2020

	Rockefeller	Bloomberg
	Intermediate Tax	Barclays Managed
	Exempt New York	Money Short/
	Bond Fund	Intermediate Index
1 Year	3.34%	4.89%
5 Year	2.22%	2.99%
Since Inception (12/26/13)	2.10%	3.10%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays Managed Money Short/Intermediate Index is the 1-10 year component of the Barclays Managed Money Index, which is a rules-based, market-value-weighted index engineered for the tax-exempt municipal bond market.

Continued

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights (Continued)
(Unaudited)

Growth of $1,000,000 Investment

*	Inception Date

Rockefeller Equity Allocation Fund

Schedule of Investments

November 30, 2020

	Shares	Value

Common Stocks – 94.68%
Air Freight & Logistics – 2.26%
Deutsche Post AG (a)	39,570	$1,908,784

Application Software – 0.05%
Outset Medical, Inc. (b)	679	43,456

Auto Components – 2.01%
Continental AG (a)	8,803	1,191,492
Gentherm, Inc. (b)	4,455	253,311
Hankook Tire & Technology Co. Ltd. (a)	5,273	156,084
Standard Motor Products, Inc.	2,059	95,311
		1,696,198

Banks – 6.72%
First Horizon National Corp.	63,291	773,416
ICICI Bank Ltd. – ADR (b)	96,810	1,244,977
Lloyds Banking Group PLC (a)(b)	2,275,802	1,068,756
Svenska Handelsbanken AB (a)(b)	138,083	1,398,436
Swedbank AB (a)(b)	65,750	1,190,531
		5,676,116

Biotechnology – 2.88%
Alnylam Pharmaceuticals, Inc. (b)	3,277	425,715
BioMarin Pharmaceutical, Inc. (b)	7,517	591,588
Bridgebio Pharma, Inc. (b)	6,389	320,983
Ionis Pharmaceuticals, Inc. (b)	6,045	305,454
Neurocrine Biosciences, Inc. (b)	4,767	452,579
Regeneron Pharmaceuticals, Inc. (b)	645	332,839
		2,429,158

Building Products – 3.53%
A. O. Smith Corp.	909	51,186
AAON, Inc.	3,366	219,228
Carrier Global Corp.	19,606	746,400
Cie de Saint-Gobain (a)(b)	33,851	1,603,580
Lennox International, Inc.	352	101,316
Simpson Manufacturing Co., Inc.	2,851	262,007
		2,983,717

Chemicals – 1.63%
Air Liquide SA (a)	4,821	787,848
Umicore SA (a)	13,163	590,456
		1,378,304

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2020

	Shares	Value

Commercial Services & Supplies – 0.76%
Healthcare Services Group, Inc.	6,966	$164,885
Stericycle, Inc. (b)	2,402	169,197
Tetra Tech, Inc.	2,600	310,050
		644,132

Construction & Engineering – 0.09%
Quanta Services, Inc.	1,062	72,577

Construction Materials – 2.70%
China Resources Cement Holdings Ltd. (a)	103,000	127,919
HeidelbergCement AG (a)	20,552	1,453,961
Martin Marietta Materials, Inc.	2,629	698,341
		2,280,221

Consumer Finance – 1.84%
Discover Financial Services	16,876	1,285,445
FirstCash, Inc.	2,047	131,499
SLM Corp.	12,774	135,532
		1,552,476

Containers & Packaging – 1.03%
Crown Holdings, Inc. (b)	9,248	871,624

Diversified Financial Services – 0.35%
FactSet Research Systems, Inc.	873	291,372

Diversified Telecommunication Services – 2.78%
KT Corp. – ADR (b)	27,511	297,669
KT Corp. (a)	5,051	110,624
ORBCOMM, Inc. (b)	19,298	110,385
Verizon Communications, Inc.	30,234	1,826,436
		2,345,114

Electric Utilities – 3.49%
Enel S.p.A. (a)	228,819	2,295,697
The Kansai Electric Power Co., Inc. (a)	71,600	653,465
		2,949,162

Electrical Equipment – 2.66%
Array Technologies, Inc. (b)	2,907	132,501
Schneider Electric SE (a)	10,008	1,394,367
TPI Composites, Inc. (b)	5,152	207,265
Vestas Wind Systems A/S (a)	2,519	513,406
		2,247,539

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2020

	Shares	Value

Electronic Equipment, Instruments & Components – 4.48%
Badger Meter, Inc.	2,471	$203,709
Cognex Corp.	5,319	399,670
IPG Photonics Corp. (b)	1,431	296,231
Keysight Technologies, Inc. (b)	4,561	547,502
Kyocera Corp. (a)	11,400	649,147
Littelfuse, Inc.	1,281	308,119
Samsung SDI Co. Ltd. (a)	380	183,463
TE Connectivity Ltd. (a)	7,208	821,497
Trimble, Inc. (b)	6,268	375,265
		3,784,603

Entertainment – 1.60%
Nintendo Co. Ltd. (a)	1,800	1,021,288
Warner Music Group Corp.	10,975	326,287
		1,347,575

Food Products – 0.04%
Utz Brands, Inc.	1,814	36,607

Health Care Equipment & Supplies – 6.14%
ABIOMED, Inc. (b)	891	244,223
Alcon, AG (a)(b)	3,566	227,708
Alcon, Inc. (a)(b)	1	64
Becton Dickinson & Co.	5,680	1,333,891
Edwards Lifesciences Corp. (b)	2,108	176,840
Inogen, Inc. (b)	2,341	82,099
Insulet Corp. (b)	1,072	276,265
Integer Holdings Corp. (b)	2,111	152,182
Koninklijke Philips NV (a)(b)	19,696	1,015,000
Masimo Corp. (b)	986	250,927
Medtronic PLC (a)	6,911	785,781
Merit Medical Systems, Inc. (b)	5,429	298,975
ResMed, Inc.	1,399	293,230
Tandem Diabetes Care, Inc. (b)	513	48,160
		5,185,345

Health Care Providers & Services – 0.37%
Chemed Corp.	600	286,950
Guardant Health, Inc. (b)	238	28,827
		315,777

Health Care Technology – 1.50%
Cerner Corp.	9,705	726,323
Omnicell, Inc. (b)	3,258	341,601
Vocera Communications, Inc. (b)	5,811	196,586
		1,264,510

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2020

	Shares	Value

Hotels, Restaurants & Leisure – 0.00%
Compass Group PLC (a)	1	$18

Household Durables – 3.00%
Panasonic Corp. (a)	66,400	704,208
Sony Corp. (a)	19,300	1,798,480
Whirlpool Corp.	159	30,943
		2,533,631

Industrial Conglomerates – 1.07%
LG Corp. (a)	14,169	903,771

Insurance – 8.64%
Aflac, Inc.	30,058	1,320,449
AIA Group Ltd. (a)	10,600	116,329
Arch Capital Group Ltd. (a)(b)	776	24,983
Globe Life, Inc.	11,469	1,067,764
Intact Financial Corp. (a)(b)	7,897	883,464
Progressive Corp.	8,058	701,932
Reinsurance Group of America, Inc.	11,862	1,367,452
Samsung Fire & Marine Insurance Co. Ltd. (a)	512	86,939
SCOR SE (a)(b)	11,109	377,972
Willis Towers Watson Plc (a)	6,459	1,344,700
		7,291,984

Interactive Media & Services – 0.28%
Tencent Holdings Ltd. (a)	3,300	240,563

Internet & Catalog Retail – 1.64%
Amazon.com, Inc. (b)	437	1,384,433

Internet & Direct Marketing Retail – 0.07%
Trip.com Group Ltd. – ADR (b)	1,817	61,033

Internet Software & Services – 4.60%
Alibaba Group Holding, Ltd. – ADR (b)	6,996	1,842,466
Baidu, Inc. – ADR (b)	847	117,725
Facebook, Inc. – Class A (b)	6,297	1,744,079
NIC, Inc.	7,721	180,942
		3,885,212

IT Services – 1.84%
Fidelity National Information Services, Inc.	4,335	643,357
Visa, Inc. – Class A	4,310	906,609
		1,549,966

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2020

	Shares	Value

Life Sciences Tools & Services – 0.36%
Illumina, Inc. (b)	941	$303,087

Machinery – 1.74%
Deere & Co.	4,628	1,210,777
Epiroc AB (a)	15,594	259,204
		1,469,981

Metals & Mining – 2.05%
Agnico Eagle Mines Ltd. (a)	19,655	1,294,675
AngloGold Ashanti Ltd. – ADR	6,411	138,926
Grupo Mexico SAB de CV (a)	62,800	228,389
Pan American Silver Corp. (a)	2,430	71,758
		1,733,748

Multiline Retail – 0.80%
Kohl’s Corp.	20,911	673,334

Pharmaceuticals – 1.42%
Roche Holdings AG (a)	3,648	1,198,175

Professional Services – 0.04%
Mistras Group, Inc. (b)	6,910	36,070

Real Estate Management & Development – 2.40%
Vonovia SE (a)	29,577	2,022,458

Semiconductors & Semiconductor Equipment – 5.29%
Applied Materials, Inc.	8,910	734,897
First Solar, Inc. (b)	3,889	363,349
Samsung Electronics Co. Ltd. (a)	40,926	2,467,050
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR	8,264	801,773
Tokyo Electron Ltd. (a)	300	101,956
		4,469,025

Software – 3.62%
Everbridge, Inc. (b)	1,642	208,435
Microsoft Corp.	12,252	2,622,786
PROS Holdings, Inc. (b)	3,367	144,411
Varonis Systems, Inc. (b)	678	81,794
		3,057,426

Technology Hardware, Storage & Peripherals – 1.34%
Apple, Inc.	8,907	1,060,378
Stratasys Ltd. (a)(b)	4,298	73,496
		1,133,874

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2020

	Shares	Value

Textiles, Apparel & Luxury Goods – 0.60%
Carter’s, Inc.	2,480	$220,695
Shenzhou International Group Holdings Ltd. (a)	16,900	284,047
		504,742

Transportation Infrastructure – 0.21%
Airports of Thailand PCL (a)	27,300	57,691
Grupo Aeroportuario del Sureste SAB de CV – ADR (b)	790	118,105
		175,796

Wireless Telecommunication Services – 4.76%
China Mobile Ltd. – ADR	49,667	1,482,560
KDDI Corp. (a)	47,200	1,343,141
Tele2 AB (a)	92,415	1,193,986
		4,019,687
Total Common Stocks (Cost $58,995,133)		79,952,381

Exchange Traded Funds – 1.51%
iShares Core MSCI EAFE ETF	9,700	642,528
Vanguard S&P 500 ETF	1,900	632,016
Total Exchange Traded Funds (Cost $1,163,104)		1,274,544

Preferred Stocks – 0.36%
Insurance – 0.16%
Samsung Fire & Marine Insurance Co. Ltd. (a)(c), 5.57% (d)	999	137,847

Semiconductors & Semiconductor Equipment – 0.20%
Samsung Electronics Co. Ltd. (a)(c), 2.32% (d)	3,041	167,776
Total Preferred Stocks (Cost $250,627)		305,623

Real Estate Investment Trusts – 2.04%
Healthcare REITs – 0.03%
Medical Properties Trust, Inc.	1,356	26,306

Industrial REITs – 0.05%
Rexford Industrial Realty, Inc.	938	44,949

Residential REITs – 0.61%
American Campus Communities, Inc.	12,737	506,933

Retails REITs – 1.17%
CapitaLand Mall Trust (a)	686,200	988,637

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2020

	Shares	Value
Specialized REITs – 0.18%
Iron Mountain, Inc.	3,644	$100,210
Lamar Advertising Co.	689	54,851
		155,061
Total Real Estate Investment Trusts (Cost $1,660,133)		1,721,886

Money Market Funds – 1.57%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio – Institutional Class, 0.010% (e)	1,322,220	1,322,220
Total Money Market Funds (Cost $1,322,220)		1,322,220
Total Investments (Cost $63,391,217) – 100.16%		84,576,654
Liabilities in Excess of Other Assets – (0.16)%		(134,139)
Total Net Assets – 100.00%		$84,442,515

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt.
REIT  Real Estate Investment Trust.
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Perpetual preferred stock with no stated maturity.
(d)	Dividend yield; the rate shown represents the rate at November 30, 2020.
(e)	Seven day yield; the rate shown represents the rate at November 30, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments

November 30, 2020

	Principal
	Amount	Value

Asset Backed Securities – 5.48%
GM Financial Consumer Automobile Receivables Trust 2019-3
A-3, 2.180%, 04/16/2024	$720,000	$732,603
Hyundai Auto Receivables Trust
2019-A, 2.670%, 12/15/2021	11,945	11,972
Nissan Auto Receivables 2020-B Owner Trust
2020-B, 0.470%, 10/17/2022	845,000	845,874
Verizon Owner Trust
2019-B, 2.330%, 12/20/2023	2,410,000	2,462,450
Total Asset Backed Securities (Cost $3,999,903)		4,052,899

Corporate Bonds – 22.01%
Diversified Banks – 5.78%
Bank of America Corp.
4.244% (3 Month LIBOR USD + 1.814%), 04/24/2038 (a)	790,000	987,252
Citigroup, Inc.
3.980% (3 Month LIBOR USD + 1.338%), 03/20/2030 (a)	1,154,000	1,350,515
JPMorgan Chase & Co.
3.782% (3 Month LIBOR USD + 1.337%), 02/01/2028 (a)	1,689,000	1,940,379
		4,278,146

Health Care Services – 2.62%
CVS Health Corp.
4.300%, 03/25/2028	1,647,000	1,936,459

Home Improvement Retail – 2.89%
The Home Depot, Inc.
5.875%, 12/16/2036	1,402,000	2,137,165

Homebuilding – 1.94%
NVR, Inc.
3.950%, 09/15/2022	1,365,000	1,436,212

Integrated Telecommunication Services – 2.08%
Verizon Communications, Inc.
5.250%, 03/16/2037	1,107,000	1,537,936

Internet & Direct Marketing Retail – 1.01%
Amazon.com, Inc.
0.800%, 06/03/2025	741,000	752,099

Investment Banking & Brokerage – 2.64%
Morgan Stanley
4.431% (3 Month LIBOR USD + 1.628%), 01/23/2030 (a)	803,000	979,406

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2020

	Principal
	Amount	Value

Investment Banking & Brokerage – 2.64% (Continued)
The Goldman Sachs Group, Inc.
4.223% (3 Month LIBOR USD + 1.301%), 05/01/2029 (a)	$818,000	$972,000
		1,951,406

Regional Banks – 3.05%
BB&T Corp.
3.750%, 12/06/2023	2,058,000	2,254,036
Total Corporate Bonds (Cost $14,602,822)		16,283,459

Mortgage Backed Securities – 18.12%
Fannie Mae Pool
2.500%, 07/01/2023	96,716	100,511
3.000%, 04/01/2032	913,694	957,635
4.000%, 10/01/2048	1,786,764	1,969,922
3.500%, 05/01/2049	976,207	1,037,577
4.500%, 07/01/2049	1,223,379	1,328,130
2.500%, 01/01/2050	151,372	158,831
3.000%, 01/01/2050	1,931,405	2,043,600
2.000%, 09/01/2050	1,765,432	1,836,533
1.500%, 11/01/2050	1,122,177	1,141,318
Freddie Mac Pool
2.500%, 10/01/2032	782,930	830,727
3.500%, 08/01/2049	492,256	530,685
2.500%, 07/01/2050	1,397,118	1,468,979
Total Mortgage Backed Securities (Cost $12,996,422)		13,404,448

Municipal Bonds – 21.65%
California – 1.43%
Contra Costa Community College District
6.504%, 08/01/2034	750,000	1,054,402

New York – 3.67%
Metropolitan Transportation Authority
5.000%, 05/15/2022	1,425,000	1,476,200
New York State Dormitory Authority
4.850%, 07/01/2048	1,065,000	1,242,046
		2,718,246

North Carolina – 5.33%
University of North Carolina at Chapel Hill
3.327%, 12/01/2036	3,410,000	3,943,222

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2020

	Principal
	Amount	Value

Ohio – 2.08%
Ohio Housing Finance Agency
2.650%, 11/01/2041	$423,000	$437,492
State of Ohio
2.785%, 01/01/2031	1,000,000	1,102,090
		1,539,582

Oregon – 1.47%
State of Oregon
3.975%, 05/01/2038	950,000	1,087,399

Texas – 7.67%
City of Houston, TX Combined Utility System Revenue
2.505%, 11/15/2032	1,000,000	1,059,640
Permanent University Fund – Texas A&M University System
3.660%, 07/01/2047	3,500,000	3,852,275
Texas Transportation Commission
2.562%, 04/01/2042	750,000	762,637
		5,674,552
Total Municipal Bonds (Cost $14,792,925)		16,017,403

U.S. Government Agency Issues – 3.84%
Ginnie Mae II Pool
3.000%, 08/20/2045	882,282	938,545
3.500%, 03/20/2047	1,104,412	1,188,751
4.000%, 12/20/2047	658,187	712,993
Total U.S. Government Agency Issues (Cost $2,654,375)		2,840,289

U.S. Government Notes/Bonds – 23.64%
United States Treasury Note/Bond
2.875%, 11/15/2021	2,157,000	2,214,000
2.625%, 03/31/2025	3,082,000	3,390,200
1.625%, 09/30/2026	3,273,000	3,490,603
2.750%, 02/15/2028	2,079,000	2,392,068
2.500%, 02/15/2045	3,734,000	4,515,077
1.250%, 05/15/2050	1,613,000	1,488,623
Total U.S. Government Notes/Bonds (Cost $15,537,547)		17,490,571

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2020

	Shares	Value
Exchange Traded Funds – 3.58%
Vanguard Mortgage-Backed Securities ETF	48,890	$2,645,927
Total Exchange Traded Funds (Cost $2,638,470)		2,645,927

Money Market Funds – 1.26%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio –
Institutional Class, 0.010% (b)	934,395	934,395
Total Money Market Funds (Cost $934,395)		934,395
Total Investments (Cost $68,156,859) – 99.58%		73,669,391
Other Assets in Excess of Liabilities – 0.42%		308,068
Total Net Assets – 100.00%		$73,977,459

(a)	Variable rate security; the rate shown represents the rate at November 30, 2020.
(b)	The rate shown represents the seven day yield at November 30, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments

November 30, 2020

	Principal
	Amount	Value

Municipal Bonds – 98.11%
Alaska – 3.09%
Alaska Housing Finance Corp.
5.000%, 12/01/2033	$2,590,000	$3,246,125

Arizona – 1.98%
Salt River Project Agricultural Improvement & Power District
5.000%, 01/01/2032	625,000	805,769
5.000%, 01/01/2036	1,000,000	1,272,980
		2,078,749

Colorado – 2.52%
City & County of Denver, CO Airport System Revenue
5.000%, 11/15/2025	420,000	456,259
Colorado Educational & Cultural Facilities Authority
5.000%, 03/01/2035	1,610,000	2,184,641
		2,640,900

Connecticut – 2.63%
Connecticut Housing Finance Authority
2.850%, 11/15/2026	465,000	491,077
Connecticut State Health & Educational
Facilities Authority – Yale University
2.050%, 07/01/2035 (a)	1,025,000	1,036,193
2.000%, 07/01/2042 (a)	1,140,000	1,233,526
		2,760,796

Florida – 2.70%
Florida Housing Finance Corp.
2.250%, 01/01/2026	380,000	404,388
3.200%, 07/01/2030	680,000	721,630
Florida’s Turnpike Enterprise
4.000%, 07/01/2033	1,500,000	1,711,620
		2,837,638

Illinois – 8.33%
Chicago O’Hare International Airport
5.000%, 01/01/2033	775,000	895,210
5.000%, 01/01/2036	2,000,000	2,383,900
5.000%, 01/01/2036	1,015,000	1,181,815
Illinois Finance Authority
5.000%, 07/01/2034	1,040,000	1,386,486
Illinois Finance Authority – Ascension Health Credit Group
4.000%, 02/15/2033	2,550,000	2,898,203
		8,745,614

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2020

	Principal
	Amount	Value

Kansas – 1.46%
State of Kansas Department of Transportation
5.000%, 09/01/2030	$1,210,000	$1,537,656

Massachusetts – 7.03%
Commonwealth of Massachusetts
4.000%, 11/01/2035	2,000,000	2,509,200
Massachusetts Development Finance Agency
5.000%, 07/01/2050 (a)	750,000	981,225
Massachusetts Development Finance Agency –
Dana-Farber Cancer Obligation
5.000%, 12/01/2032	430,000	517,337
Massachusetts Development Finance Agency –
Partners HealthCare System
5.000%, 07/01/2030	2,660,000	3,375,248
		7,383,010

Minnesota – 1.71%
Minneapolis-St. Paul Metropolitan Airports Commission
5.000%, 01/01/2026	550,000	619,877
5.000%, 01/01/2030	1,040,000	1,169,761
		1,789,638

Nebraska – 0.99%
Nebraska Investment Finance Authority
3.350%, 09/01/2028	1,000,000	1,037,590

Nevada – 5.32%
Clark County Water Reclamation District
4.000%, 07/01/2034	1,175,000	1,352,895
County of Clark Department of Aviation
5.000%, 07/01/2033	1,750,000	1,979,862
Las Vegas Valley Water District
5.000%, 06/01/2030	1,300,000	1,386,450
5.000%, 06/01/2030	700,000	864,283
		5,583,490

New Jersey – 1.76%
New Jersey Turnpike Authority
5.000%, 01/01/2036	1,500,000	1,851,720

New York – 13.08%
City of New York, NY
5.000%, 12/01/2034	500,000	633,270

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2020

	Principal
	Amount	Value

New York – 13.08% (Continued)
Metropolitan Transportation Authority
5.000%, 09/01/2022	$930,000	$969,962
4.000%, 11/15/2035	1,000,000	1,056,060
New York City Transitional Finance Authority
Future Tax Secured Revenue
5.000%, 11/01/2030	760,000	956,414
5.000%, 08/01/2034	1,000,000	1,213,770
New York State Dormitory Authority
5.000%, 02/15/2033	1,050,000	1,234,065
New York State Urban Development Corp.
5.000%, 03/15/2029	2,500,000	2,757,375
Port Authority of New York & New Jersey
5.000%, 11/15/2033	1,490,000	1,856,123
State of New York Mortgage Agency
2.750%, 10/01/2028	400,000	434,140
3.125%, 10/01/2032	970,000	1,051,626
Triborough Bridge & Tunnel Authority
5.000%, 11/15/2030	1,255,000	1,570,281
		13,733,086

North Carolina – 0.62%
City of Charlotte, NC Airport Revenue
5.000%, 07/01/2025	560,000	648,710

Ohio – 2.92%
Ohio Water Development Authority
5.000%, 06/01/2028	750,000	951,435
5.000%, 12/01/2030	1,675,000	2,113,549
		3,064,984

Pennsylvania – 7.12%
Commonwealth of Pennsylvania
3.250%, 08/15/2026	1,560,000	1,742,068
Pennsylvania Economic Development Financing Authority
5.000%, 02/01/2033	1,130,000	1,279,521
4.000%, 11/15/2035	1,480,000	1,699,040
Pennsylvania Housing Finance Agency
2.375%, 10/01/2027	510,000	541,207
3.200%, 10/01/2031	2,065,000	2,209,591
		7,471,427

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2020

	Principal
	Amount	Value

Texas – 21.88%
Aldine Independent School District
5.000%, 02/15/2028	$1,000,000	$1,189,470
Arlington Higher Education Finance Corp. –
A.W. Brown Fellowship Leader
5.000%, 08/15/2024	315,000	363,438
Arlington Higher Education Finance Corp. – KIPP Texas, Inc.
5.000%, 08/15/2027	1,220,000	1,564,101
City of Houston, TX
5.000%, 03/01/2029	2,575,000	3,251,967
City of Houston, TX Combined Utility System Revenue
1.862%, 12/01/2028 (b)	1,290,000	1,190,141
5.000%, 11/15/2033	825,000	1,129,112
Clifton Higher Education Finance Corp.
4.000%, 08/15/2032	1,000,000	1,224,610
Dallas Independent School District
5.000%, 02/15/2036 (a)	5,000	5,286
La Joya Independent School District
5.000%, 02/15/2028	550,000	713,069
Lovejoy Independent School District
5.000%, 02/15/2027	980,000	1,165,230
North Texas Tollway Authority
5.000%, 01/01/2026	1,265,000	1,435,256
3.990%, 09/01/2037 (b)	2,035,000	1,144,667
State of Texas
5.000%, 10/01/2034	1,250,000	1,595,113
Tarrant Regional Water District
5.000%, 03/01/2029	2,640,000	3,155,196
Texas Municipal Gas Acquisition and Supply Corp I
6.250%, 12/15/2026	3,280,000	3,848,949
		22,975,605

Virginia – 2.53%
FHLMC Multifamily VRD Certificates
2.550%, 06/15/2035	1,485,000	1,638,876
Virginia Housing Development Authority
2.490%, 01/01/2022	1,000,000	1,020,310
		2,659,186

Washington – 6.93%
Central Puget Sound Regional Transit Authority
5.000%, 11/01/2030	750,000	936,728
City of Seattle WA Municipal Light & Power Revenue
5.000%, 04/01/2031	1,000,000	1,332,220

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2020

	Principal
	Amount	Value

Washington – 6.93% (Continued)
State of Washington
5.000%, 07/01/2029	$1,545,000	$1,886,445
5.000%, 06/01/2032	1,275,000	1,698,287
Washington State Housing Finance Commission
3.000%, 12/01/2031	1,325,000	1,418,081
		7,271,761

Wisconsin – 3.51%
State of Wisconsin
5.000%, 05/01/2032	1,015,000	1,162,459
5.000%, 11/01/2032	1,000,000	1,263,200
Wisconsin Department of Transportation
5.000%, 07/01/2028	1,085,000	1,262,343
		3,688,002
Total Municipal Bonds (Cost $97,332,035)		103,005,687

	Shares
Money Market Funds – 3.34%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio –
Institutional Class, 0.010% (c)	3,504,880	3,504,880
Total Money Market Funds (Cost $3,504,880)		3,504,880
Total Investments (Cost $100,836,915) – 101.45%		106,510,567
Liabilities in Excess of Other Assets – (1.45)%		(1,523,323)
Total Net Assets – 100.00%		$104,987,244

Percentages are stated as a percent of net assets.

(a)	Adjustable rate security; the rate is determined by a Remarketing Agreement.
(b)	Zero coupon bond; effective yield is shown.
(c)	The rate shown represents the seven day yield as of November 30, 2020.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments

November 30, 2020

	Principal
	Amount	Value

Municipal Bonds – 98.88%
Georgia – 3.94%
City of Atlanta GA Airport Passenger Facility Charge
5.000%, 07/01/2035	$1,500,000	$1,929,000

New York – 87.21%
City of New York, NY
4.000%, 08/01/2034	600,000	685,014
5.000%, 12/01/2035	1,230,000	1,551,891
City of Yonkers, NY
5.000%, 05/01/2022	255,000	270,846
County of Dutchess, NY
4.000%, 03/01/2032	500,000	597,100
County of Westchester, NY
4.000%, 07/01/2022	5,000	5,110
4.000%, 12/01/2029	500,000	598,950
Housing Development Corp. of New York City
1.900%, 05/01/2021	80,000	80,045
Metropolitan Transportation Authority
5.000%, 11/15/2026	1,000,000	1,076,270
5.000%, 11/15/2028	260,000	299,746
5.000%, 11/15/2029	1,000,000	1,069,440
4.000%, 11/15/2032	1,000,000	1,059,470
4.000%, 11/15/2035	750,000	792,045
New York City Housing Development Corp.
1.850%, 05/01/2026	250,000	263,500
2.850%, 11/01/2031	1,130,000	1,194,783
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2030	1,120,000	1,338,960
New York City Transitional Finance Authority
Future Tax Secured Revenue
5.000%, 02/01/2034	2,000,000	2,463,740
New York City Trust for Cultural Resources –
Whitney Museum of American Art
5.000%, 07/01/2031	1,000,000	1,002,910
New York City Water & Sewer System
5.000%, 06/15/2031	500,000	633,360
4.000%, 06/15/2036	1,090,000	1,315,445
New York State Dormitory Authority
5.000%, 10/01/2032	1,000,000	1,196,170
5.000%, 02/15/2033	1,000,000	1,175,300
5.000%, 07/01/2034	1,000,000	1,177,590
5.000%, 03/15/2035	2,000,000	2,358,000
5.000%, 07/01/2035	700,000	927,388
5.000%, 03/15/2036	225,000	267,934

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

November 30, 2020

	Principal
	Amount	Value

New York – 87.21%(Continued)
New York State Dormitory Authority – New York University
5.000%, 07/01/2033	$1,055,000	$1,244,425
New York State Dormitory Authority – State University of New York
5.000%, 07/01/2031	1,105,000	1,364,730
New York State Environmental Facilities Corp.
5.000%, 10/15/2024	425,000	425,871
New York State Housing Finance Agency
2.125%, 11/01/2023	400,000	406,376
2.900%, 11/01/2025	190,000	203,024
3.050%, 11/01/2027	1,000,000	1,027,540
New York State Thruway Authority
5.000%, 01/01/2032	1,020,000	1,191,554
5.000%, 01/01/2035	1,000,000	1,182,360
New York State Thruway Authority Highway & Bridge Trust Fund
5.000%, 04/01/2032	1,250,000	1,316,875
New York State Urban Development Corp.
5.000%, 03/15/2029	450,000	496,327
Port Authority of New York & New Jersey
5.000%, 11/15/2031	200,000	251,290
5.000%, 10/15/2033	1,250,000	1,481,350
5.000%, 11/15/2033	700,000	872,004
Sales Tax Asset Receivable Corp.
5.000%, 10/15/2028	1,030,000	1,205,255
5.000%, 10/15/2029	595,000	695,739
State of New York Mortgage Agency
2.300%, 10/01/2027	700,000	737,807
2.650%, 04/01/2029	500,000	536,480
Triborough Bridge & Tunnel Authority
5.000%, 11/15/2029	425,000	534,068
2.795%, 11/15/2032 (a)	865,000	669,268
5.000%, 11/15/2034	1,000,000	1,279,030
Utility Debt Securitization Authority
5.000%, 12/15/2028	755,000	928,220
5.000%, 12/15/2034	1,000,000	1,229,290
		42,679,890
Texas – 7.73%
City of Houston, TX Combined Utility System Revenue
5.000%, 11/15/2033	1,305,000	1,786,049
Texas Municipal Gas Acquisition and Supply Corp I
6.250%, 12/15/2026	1,700,000	1,994,882
		3,780,931
Total Municipal Bonds (Cost $46,300,813)		48,389,821

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

November 30, 2020

	Shares	Value

Money Market Funds – 0.32%
Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio –
Institutional Class, 0.010% (b)	157,460	$157,460
Total Money Market Funds (Cost $157,460)		157,460
Total Investments (Cost $46,458,273) – 99.20%		48,547,281
Other Assets in Excess of Liabilities – 0.80%		392,495
Total Net Assets – 100.00%		$48,939,776

Percentages are stated as a percent of net assets.

(a)	Zero coupon bond; effective yield is shown.
(b)	The rate shown represents the seven day yield as of November 30, 2020.

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds

Statements of Assets and Liabilities

Assets
Investments, at value (cost $63,391,217, $68,156,859, $100,836,915, and $46,458,273, respectively)
Dividends and interest receivable
Receivable for investment securities sold
Receivable for foreign currencies
Other assets
Total Assets

Liabilities
Payable to Adviser
Payable to affiliates
Payable for fund shares redeemed
Payable for foreign currencies
Payable for investments purchased
Payable to Trustees
Accrued expenses and other liabilities
Total Liabilities

Net Assets

Net Assets Consist of:
Paid-in capital
Total distributable earnings
Net Assets

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, $0.001 par value)

Net asset value, redemption price and offering price per share

The accompanying notes are an integral part of these financial statements.

November 30, 2020

Rockefeller		Rockefeller	Rockefeller
Equity	Rockefeller	Intermediate	Intermediate
Allocation	Core Taxable	Tax Exempt	Tax Exempt
Fund	Bond Fund	National Bond Fund	New York Bond Fund

$84,576,654	$73,669,391	$106,510,567	$48,547,281
324,701	447,223	1,203,705	515,846
204,514	—	—	—
170,491	—	—	—
5,732	5,676	8,168	3,457
85,282,092	74,122,290	107,722,440	49,066,584

120,382	42,931	60,997	28,495
92,253	56,073	75,605	43,959
57	—	50,000	10,000
170,384	—	—	—
412,727	—	2,504,820	—
1,076	1,074	—	—
42,698	44,753	43,774	44,354
839,577	144,831	2,735,196	126,808

$84,442,515	$73,977,459	$104,987,244	$48,939,776

$60,759,340	$68,341,093	$98,358,489	$46,476,898
23,683,175	5,636,366	6,628,755	2,462,878
$84,442,515	$73,977,459	$104,987,244	$48,939,776

6,517,140	6,808,805	9,789,709	4,635,572

$12.96	$10.86	$10.72	$10.56

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds

Statements of Operations

Investment Income
Dividend income
Interest income
Total Investment Income

Expenses
Management fees
Administration and accounting fees
Custody fees
Audit and tax fees
Transfer agent fees & expenses
Legal fees
Pricing fees
Trustees’ fees
Chief Compliance Officer fees
Federal & state registration fees
Reports to shareholders
Insurance expense
Other expenses
Total expenses

Net Investment Income

Realized and Unrealized Gain (Loss) on Investments
Net realized gain/(loss) from:
Investments
Foreign currency
Change in net unrealized appreciation on:
Investments
Foreign currency
Net Realized and Unrealized Gain on Investments
Net Increase in Net Assets from Operations

(1)	Net of $163,299 withholding taxes and issuance fees.

The accompanying notes are an integral part of these financial statements.

For the Year Ended November 30, 2020

Rockefeller			Rockefeller	Rockefeller
Equity		Rockefeller	Intermediate	Intermediate
Allocation		Core Taxable	Tax Exempt	Tax Exempt
Fund		Bond Fund	National Bond Fund	New York Bond Fund

$1,764,187	(1)	$42,199	$—	$—
13,296		1,764,576	2,186,812	1,066,433
1,777,483		1,806,775	2,186,812	1,066,433

803,077		256,679	362,515	176,005
170,593		122,100	168,295	88,742
49,806		5,453	5,462	4,175
32,876		35,246	33,950	35,372
20,320		19,010	20,955	17,693
18,593		16,487	18,124	16,223
14,245		6,457	15,451	10,633
12,862		12,858	12,858	12,848
11,186		11,192	11,192	11,192
10,786		7,141	11,921	5,399
3,964		3,111	4,053	2,466
1,976		2,143	3,090	2,636
6,487		4,640	4,629	4,523
1,156,771		502,517	672,495	387,907

620,712		1,304,258	1,514,317	678,526

3,417,349		1,044,294	663,049	248,708
(70,597)		—	—	—

2,425,235		2,547,530	2,499,535	678,586
10,063		—	—	—
5,782,050		3,591,824	3,162,584	927,294
$6,402,762		$4,896,082	$4,676,901	$1,605,820

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
From Operations
Net investment income	$620,712	$1,025,385
Net realized gain from investments
and foreign currency translation	3,346,752	2,336,764
Net change in unrealized
appreciation on investments
and foreign currency translation	2,435,298	3,920,997
Net increase in net assets from operations	6,402,762	7,283,146

From Distributions
Net dividends and distributions	(3,384,004)	(6,506,252)
Net decrease in net assets resulting
from distributions paid	(3,384,004)	(6,506,252)

From Capital Share Transactions
Proceeds from shares sold	10,288,993	7,570,842
Net asset value of shares issued
to distributions declared	1,376,299	2,588,156
Costs of shares redeemed	(40,043,474)	(13,361,461)
Net decrease in net assets
from capital share transactions	(28,378,180)	(3,202,463)

Total Decrease in Net Assets	(25,359,422)	(2,425,569)

Net Assets
Beginning of year	109,801,937	112,227,506
End of year	$84,442,515	$109,801,937

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
From Operations
Net investment income	$1,304,258	$1,871,248
Net realized gain/(loss) from investments	1,044,294	(111,379)
Net change in unrealized
appreciation on investments	2,547,530	5,188,782
Net increase in net assets from operations	4,896,082	6,948,651

From Distributions
Net dividends and distributions	(1,552,674)	(1,980,210)
Net decrease in net assets resulting
from distributions paid	(1,552,674)	(1,980,210)

From Capital Share Transactions
Proceeds from shares sold	5,299,190	6,707,555
Net asset value of shares issued
to distributions declared	755,159	1,040,207
Costs of shares redeemed	(8,022,807)	(11,474,103)
Net decrease in net assets
from capital share transactions	(1,968,458)	(3,726,341)

Total Increase in Net Assets	1,374,950	1,242,100

Net Assets
Beginning of year	72,602,509	71,360,409
End of year	$73,977,459	$72,602,509

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
From Operations
Net investment income	$1,514,317	$1,624,539
Net realized gain from investments	663,049	732,404
Net change in unrealized
appreciation on investments	2,499,535	4,280,409
Net increase in net assets from operations	4,676,901	6,637,352

From Distributions
Net dividends and distributions	(2,155,642)	(1,586,904)
Net decrease in net assets resulting
from distributions paid	(2,155,642)	(1,586,904)

From Capital Share Transactions
Proceeds from shares sold	9,537,000	12,506,502
Net asset value of shares issued
to distributions declared	647,160	364,957
Costs of shares redeemed	(8,928,956)	(18,956,522)
Net increase/(decrease) in net assets
from capital share transactions	1,255,204	(6,085,063)

Total Increase/(Decrease) in Net Assets	3,776,463	(1,034,615)

Net Assets
Beginning of year	101,210,781	102,245,396
End of year	$104,987,244	$101,210,781

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
From Operations
Net investment income	$678,526	$668,432
Net realized gain from investments	248,708	327,599
Net change in unrealized
appreciation on investments	678,586	1,927,834
Net increase in net assets from operations	1,605,820	2,923,865

From Distributions
Net dividends and distributions	(891,326)	(630,268)
Net decrease in net assets resulting
from distributions paid	(891,326)	(630,268)

From Capital Share Transactions
Proceeds from shares sold	4,536,800	9,226,859
Net asset value of shares issued
to distributions declared	375,457	187,719
Costs of shares redeemed	(6,740,410)	(6,722,799)
Net increase/(decrease) in net assets
from capital share transactions	(1,828,153)	2,691,779

Total Increase/(Decrease) in Net Assets	(1,113,659)	4,985,376

Net Assets
Beginning of year	50,053,435	45,068,059
End of year	$48,939,776	$50,053,435

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid

Net Asset Value, End of Year

Total Return

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense recoupment
After waiver, expense recoupment
Ratio of net investment income to average net assets:
Before waiver, expense recoupment
After waiver, expense recoupment
Portfolio turnover rate

(1)	Per share net investment income has been calculated using the daily average share method.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Year

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,	November 30,
2020	2019	2018	2017	2016
$12.20	$12.11	$12.61	$10.05	$9.94

0.08	0.11	0.07	0.09	0.09
1.05	0.68	(0.28)	2.57	0.10
1.13	0.79	(0.21)	2.66	0.19

(0.10)	(0.11)	(0.24)	(0.10)	(0.08)
(0.27)	(0.59)	(0.05)	—	—
(0.37)	(0.70)	(0.29)	(0.10)	(0.08)

$12.96	$12.20	$12.11	$12.61	$10.05

9.54%	7.38%	-1.69%	26.54%	2.05%

$84,443	$109,802	$112,228	$118,260	$90,612

1.22%	1.15%	1.15%	1.18%	1.24%
1.22%	1.15%	1.15%	1.22%	1.25%

0.67%	0.94%	0.57%	0.84%	0.97%
0.67%	0.94%	0.57%	0.80%	0.96%
77.50%	37.01%	32.22%	35.98%	58.83%

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Financial Highlights

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid

Net Asset Value, End of Year

Total Return

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense recoupment
After waiver, expense recoupment
Ratio of net investment income to average net assets:
Before waiver, expense recoupment
After waiver, expense recoupment
Portfolio turnover rate

(1)	Per share net investment income has been calculated using the daily average share method.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Year

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,	November 30,
2020	2019	2018	2017	2016
$10.38	$9.69	$10.08	$10.08	$10.21

0.19	0.26	0.26	0.21	0.19
0.52	0.70	(0.40)	0.08	0.04
0.71	0.96	(0.14)	0.29	0.23

(0.23)	(0.27)	(0.25)	(0.20)	(0.19)
—	—	—	(0.09)	(0.17)
(0.23)	(0.27)	(0.25)	(0.29)	(0.36)

$10.86	$10.38	$9.69	$10.08	$10.08

6.95%	10.05%	-1.37%	2.85%	2.32%

$73,977	$72,603	$71,360	$76,066	$79,441

0.69%	0.66%	0.64%	0.65%	0.66%
0.69%	0.66%	0.64%	0.65%	0.66%

1.78%	2.57%	2.61%	2.14%	1.89%
1.78%	2.57%	2.61%	2.14%	1.89%
46.39%	98.69%	42.37%	50.92%	49.78%

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid

Net Asset Value, End of Year

Total Return

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense recoupment
After waiver, expense recoupment
Ratio of net investment income to average net assets:
Before waiver, expense recoupment
After waiver, expense recoupment
Portfolio turnover rate

(1)	Per share net investment income has been calculated using the daily average share method.
(2)	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Year

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,	November 30,
2020	2019	2018	2017	2016
$10.46	$9.95	$10.04	$9.96	$10.11

0.15	0.17	0.12	0.09	0.08
0.33	0.50	(0.10)	0.15	(0.15)
0.48	0.67	0.02	0.24	(0.07)

(0.16)	(0.16)	(0.11)	(0.09)	(0.07)
(0.06)	—	0.00 (2)	(0.07)	(0.01)
(0.22)	(0.16)	(0.11)	(0.16)	(0.08)

$10.72	$10.46	$9.95	$10.04	$9.96

4.73%	6.77%	0.24%	2.43%	-0.74%

$104,987	$101,211	$102,245	$94,759	$77,663

0.65%	0.63%	0.63%	0.66%	0.68%
0.65%	0.63%	0.63%	0.66%	0.69%

1.46%	1.61%	1.23%	0.91%	0.77%
1.46%	1.61%	1.23%	0.91%	0.76%
23.45%	64.26%	41.52%	37.63%	38.93%

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid

Net Asset Value, End of Year

Total Return

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense recoupment
After waiver, expense recoupment
Ratio of net investment income to average net assets:
Before waiver, expense recoupment
After waiver, expense recoupment
Portfolio turnover rate

(1)	Per share net investment income has been calculated using the daily average share method.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout each Year

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,	November 30,
2020	2019	2018	2017	2016
$10.40	$9.89	$9.98	$9.94	$10.13

0.14	0.15	0.11	0.07	0.05
0.20	0.50	(0.10)	0.16	(0.17)
0.34	0.65	0.01	0.23	(0.12)

(0.14)	(0.14)	(0.10)	(0.07)	(0.05)
(0.04)	—	—	(0.12)	(0.02)
(0.18)	(0.14)	(0.10)	(0.19)	(0.07)

$10.56	$10.40	$9.89	$9.98	$9.94

3.34%	6.59%	0.10%	2.35%	-1.10%

$48,940	$50,053	$45,068	$37,044	$37,742

0.77%	0.73%	0.76%	0.82%	0.77%
0.77%	0.73%	0.76%	0.85%	0.85%

1.35%	1.41%	1.07%	0.78%	0.62%
1.35%	1.41%	1.07%	0.75%	0.54%
18.47%	69.23%	36.05%	34.50%	59.79%

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds
Notes to Financial Statements
November 30, 2020

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rockefeller Funds (the “Funds”) are comprised of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, and Rockefeller Intermediate Tax Exempt National Bond Fund (each of which represents a distinct, diversified series with its own investment objective and policies within the Trust), and the Rockefeller Intermediate Tax Exempt New York Bond Fund (which represents a distinct, non-diversified series with its own investment objective and policies within the Trust). The investment objective of the Rockefeller Equity Allocation Fund is to seek long-term total return from capital appreciation and income. The investment objective of the Rockefeller Core Taxable Bond Fund is to generate current income consistent with the preservation of capital.  The investment objective of the Rockefeller Intermediate Tax Exempt National Bond Fund is to generate current income that is exempt from federal personal income tax consistent with the preservation of capital.  The investment objective of the Rockefeller Intermediate Tax Exempt New York Bond Fund is to generate current income that is exempt from federal, New York State and New York City personal income tax consistent with the preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund commenced operations on December 26, 2013. The Rockefeller Equity Allocation Fund commenced operations on February 4, 2015.  Advisor Class shares of the Funds are authorized but are not currently offered for purchase.  Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were borne by the Adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation

Each equity security owned by the Funds that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price at the close of that exchange on the date as of which assets are valued.  If a security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally consider to be the principal exchange on which the security is traded.

Fund securities, including common stocks, preferred stocks and exchange traded funds, listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If, on a particular day, an exchange-listed or NASDAQ security does not trade, then: (i) the security is valued at the mean between the most recent quoted bid and asked prices at the close of the

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2020

exchange on such day; or (ii) the security is valued at the latest sales price on the Composite Market for the day such security is being valued.  “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and the over-the-counter markets as published by an approved independent pricing service (“Pricing Service”).

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Foreign securities are traded on foreign exchanges which typically close before the close of business on each day on which the NYSE is open. Each security trading on these exchanges may be valued utilizing a systematic fair valuation model provided by a pricing service. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close and are classified as Level 2 securities.  Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are generally valued at the mean in accordance with prices provided by a Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  In the absence of available quotations, the securities will be priced at fair value in accordance with the procedures approved by the Board of Trustees.

Municipal bonds are priced by a Pricing Service.  A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity.  Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value.  To the extent the inputs are based on observable inputs, municipal bonds would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

U.S. government notes/bonds are normally valued by a Pricing Service using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government notes/bonds are typically categorized in Level 2 of the fair value hierarchy.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2020

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained by the Trust’s Valuation Committee.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures,” which requires the Funds to classify their securities based on a valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2020:

Rockefeller Equity Allocation Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equities:
Common Stock	$47,254,381	$32,698,000	$—	$79,952,381
Preferred Stock	—	305,623	—	305,623
Real Estate Investment Trusts	733,249	988,637	—	1,721,886
Total Equity Securities	47,987,630	33,992,260	—	81,979,890
Exchange Traded Funds	1,274,544	—	—	1,274,544
Money Market Fund	1,322,220	—	—	1,322,220
Total Investments in Securities	$50,584,394	$33,992,260	$—	$84,576,654

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2020

Rockefeller Core Taxable Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Asset-Backed Securities	$—	$4,052,899	$—	$4,052,899
Corporate Bonds	—	16,283,459	—	16,283,459
Mortgage Backed Securities	—	13,404,448	—	13,404,448
Municipal Bonds	—	16,017,403	—	16,017,403
U.S. Government Agency Issue	—	2,840,289	—	2,840,289
U.S. Government Note/Bond	—	17,490,571	—	17,490,571
Total Fixed Income Securities	—	70,089,069	—	70,089,069
Exchange Traded Funds	2,645,927	—	—	2,645,927
Money Market Fund	934,395	—	—	934,395
Total Investments in Securities	$3,580,322	$70,089,069	$—	$73,669,391

Rockefeller Intermediate Tax Exempt National Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$—	$103,005,687	$—	$103,005,687
Total Fixed Income Securities	—	103,005,687	—	103,005,687
Money Market Fund	3,504,880	—	—	3,504,880
Total Investments in Securities	$3,504,880	$103,005,687	$—	$106,510,567

Rockefeller Intermediate Tax Exempt New York Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$—	$48,389,821	$—	$48,389,821
Total Fixed Income Securities	—	48,389,821	—	48,389,821
Money Market Funds	157,460	—	—	157,460
Total Investments in Securities	$157,460	$48,389,821	$—	$48,547,281

The Funds held no Level 3 securities during the year ended November 30, 2020.  For the year ended November 30, 2020, the Funds did not have any significant unobservable inputs (Level 3 securities) used in determining fair value.  Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

The Funds did not invest in derivative securities or engage in hedging activities during the year ended November 30, 2020.

(b) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended the (“Code”), necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2020

(c) Distributions to Shareholders

The Funds will distribute net investment income at least quarterly, and net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share.

(f) Expenses

Expenses associated with a specific fund in the Trust are charged to that fund.  Expenses are recognized on an accrual basis. Common expenses are typically allocated evenly between the series of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on a high amortized cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Funds’ investments in REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gain or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after the tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. Changes to estimates will be recorded in the period they are known.  The distributions received from REIT securities that have been classified as income and

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2020

capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations.  The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.  Any discount or premium is accreted or amortized using the constant yield method until maturity, or where applicable, the first call date of the security. Constant yield amortization takes into account the income that is produced on a debt security. This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended November 30, 2020 was as follows:

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
Distributions paid from:	Fund	Bond Fund	Bond Fund	Bond Fund
Ordinary Income	$569,911	$1,552,674	$307,360	$121,181
Tax-Exempt Income	—	—	1,523,143	692,065
Long Term Capital Gain	2,814,093	—	325,139	78,080
Total Distributions Paid	$3,384,004	$1,552,674	$2,155,642	$891,326

As of November 30, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Cost basis of investments for
federal income tax purposes	$63,999,634	$68,166,202	$100,836,915	$46,458,273
Gross tax unrealized appreciation	23,586,024	5,102,473	5,695,486	2,207,328
Gross tax unrealized depreciation	(3,001,266)	400,716	(21,834)	(118,320)
Net tax unrealized appreciation	20,584,758	5,503,189	5,673,652	2,089,008
Undistributed ordinary income	—	248,070	77,838	84,375
Undistributed tax-exempt
ordinary income	—	—	292,130	125,194
Undistributed long-term gains	3,098,417	—	585,136	164,301
Total distributable earnings	3,098,417	248,070	955,104	373,870
Total other accumulated
gain/(loss)	—	(114,893)	(1)	—
Total accumulated gains	$23,683,175	$5,636,366	$6,628,755	$2,462,878

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and Passive Foreign Investment Company adjustments.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2020

At November 30, 2020, the Rockefeller Core Taxable Bond Fund had capital losses of $114,893 remaining which will be carried forward indefinitely to offset future realized capital gains. To the extent the Rockefeller Core Taxable Bond Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended November 30, 2020.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of November 30, 2020.  Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in the fiscal year 2020.  As of November 30, 2020, the tax years 2017, 2018, 2019 and 2020 remain open to examination for the Funds.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rates of 0.85%, 0.35%, 0.35% and 0.35% of the average daily net assets of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund, respectively.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses through the expiration date listed below to the extent necessary to ensure that each Fund’s total annual operating expenses do not exceed each Fund’s Expense Limitation Cap, listed below, of the Fund’s average daily net assets.

	Expense
	Limitation Cap
	Institutional Class	Expiration Date
Rockefeller Equity Allocation Fund	1.25%	March 30, 2022
Rockefeller Core Taxable Bond Fund	0.85%	March 30, 2022
Rockefeller Intermediate Tax Exempt
National Bond Fund	0.85%	March 30, 2022
Rockefeller Intermediate Tax Exempt
New York Bond Fund	0.85%	March 30, 2022

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or reimbursement; or (2) the Expense Limitation Cap in place at the time of recovery; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of up to three years from the date such amount was waived or reimbursed. During the year ended November 30, 2020, the Funds did not waive any expenses.

The Funds currently do not have any expenses eligible for recoupment.

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2020

state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Funds’.  U.S. Bank National Association (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian.  The Trust’s Chief Compliance Officer is also an employee of Fund Services.  Fees and expenses incurred for the year ended November 30, 2020, and owed as of November 30, 2020, are as follows:

Administration and Accounting	Incurred	Owed
Rockefeller Equity Allocation Fund	$170,593	$59,938
Rockefeller Core Taxable Bond Fund	$122,100	$41,919
Rockefeller Intermediate Tax Exempt National Bond Fund	$168,295	$58,062
Rockefeller Intermediate Tax Exempt New York Bond Fund	$88,742	$29,596

Pricing	Incurred	Owed
Rockefeller Equity Allocation Fund	$14,245	$5,914
Rockefeller Core Taxable Bond Fund	$6,457	$2,342
Rockefeller Intermediate Tax Exempt National Bond Fund	$15,451	$5,032
Rockefeller Intermediate Tax Exempt New York Bond Fund	$10,633	$3,386

Transfer Agency	Incurred	Owed
Rockefeller Equity Allocation Fund	$20,320	$6,509
Rockefeller Core Taxable Bond Fund	$19,010	$6,263
Rockefeller Intermediate Tax Exempt National Bond Fund	$20,955	$6,897
Rockefeller Intermediate Tax Exempt New York Bond Fund	$17,693	$5,833

Custody	Incurred	Owed
Rockefeller Equity Allocation Fund	$49,806	$16,140
Rockefeller Core Taxable Bond Fund	$5,453	$1,799
Rockefeller Intermediate Tax Exempt National Bond Fund	$5,462	$1,863
Rockefeller Intermediate Tax Exempt New York Bond Fund	$4,175	$1,393

Chief Compliance Officer	Incurred	Owed
Rockefeller Equity Allocation Fund	$11,186	$3,752
Rockefeller Core Taxable Bond Fund	$11,192	$3,750
Rockefeller Intermediate Tax Exempt National Bond Fund	$11,192	$3,751
Rockefeller Intermediate Tax Exempt New York Bond Fund	$11,192	$3,751

The Funds each have a line of credit with US Bank (see Note 8).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor was an affiliate of Fund Services and U.S. Bank through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar, the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Trust has approved a new Distribution Agreement to enable Quasar to continue serving as the Funds’ distributor.

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2020

Rockefeller Equity Allocation Fund
	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
Shares Sold	906,492	654,814
Shares Reinvested	114,116	242,653
Shares Redeemed	(3,505,732)	(1,163,790)
Net Decrease	(2,485,124)	(266,323)

Rockefeller Core Taxable Bond Fund
	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
Shares Sold	497,016	663,484
Shares Reinvested	71,524	103,669
Shares Redeemed	(755,902)	(1,134,910)
Net Decrease	(187,362)	(367,757)

Rockefeller Intermediate Tax Exempt National Bond Fund
	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
Shares Sold	902,642	1,214,873
Shares Reinvested	62,548	35,630
Shares Redeemed	(853,484)	(1,848,519)
Net Increase/(Decrease)	111,706	(598,016)

Rockefeller Intermediate Tax Exempt New York Bond Fund
	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
Shares Sold	434,051	897,984
Shares Reinvested	36,553	18,394
Shares Redeemed	(646,933)	(660,532)
Net Increase/(Decrease)	(176,329)	255,846

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2020

(6)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Funds for the year ended November 30, 2020 are listed below.

			U.S.	U.S.
			Government	Government
			Securities	Securities
	Purchases	Sales	Purchases	Sales
Rockefeller Equity
Allocation Fund	$70,547,091	$102,602,033	$—	$—
Rockefeller Core
Taxable Bond Fund	$29,873,556	$29,832,547	$3,563,498	$4,704,421
Rockefeller Intermediate Tax
Exempt National Bond Fund	$25,294,347	$23,916,239	$—	$—
Rockefeller Intermediate Tax
Exempt New York Bond Fund	$9,112,670	$9,969,760	$—	$—

(7)	Line of Credit

As of November 30, 2020, the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, and Rockefeller Intermediate Tax Exempt New York Bond Fund each had a line of credit in the amount of $10,000,000, $8,000,000, $8,500,000, and $4,000,000, respectively, which all mature on August 7, 2021. These secured lines of credit are intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. Interest was accrued at the prime rate of 3.25%. The following table summarizes the line of credit activity for the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund during the year ended November 30, 2020. The Rockefeller Intermediate Tax Exempt National Bond Fund did not utilize its line of credit during the year ended November 30, 2020. The Funds did not have any loans outstanding as of November 30, 2020.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Rockefeller Equity
Allocation Fund	6	$3,199,667	$1,733	$4,235,000	6/26/2020

Rockefeller Core
Taxable Bond Fund	1	$2,135,000	$193	$2,135,000	7/15/2020

Rockefeller Intermediate
Tax Exempt New York
Bond Fund	1	$2,770,000	$250	$2,770,000	5/28/2020

*	Interest Expense is included with “Other expenses” on the Statements of Operations.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2020

(8)	Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in related public health issues, business interruptions, growth concerns in the U.S. and overseas, temporary and permanent layoffs in the private sector, rising unemployment claims, and reduced consumer spending, all of which may lead to a substantial economic downturn or recession in the U.S. and global economies. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time.  These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

(9)	New Accounting Pronouncement

In March 2017, FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  Management has assessed these changes and concluded these changes do not have a material impact on the Funds’ financial statements.

(10)	LIBOR

The London Interbank Offered Rate (“LIBOR”) is an interest-rate average calculated from estimates submitted by the leading banks in London. LIBOR represents the rate which banks may obtain short-term borrowings from each other. It is the primary interest rate benchmark for short-term interest rates around the world. The regulator of the LIBOR administrator who publishes the rate has announced that, after the end of 2021, it would no longer require contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on certain investments of the Funds.  The expected discontinuation of LIBOR could have a significant impact on the financial markets, and may present a risk for certain market participants, including the risk that the transition from LIBOR to alternative interest rate benchmarks will not be orderly, will occur over various time periods or will have unintended consequences.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2020

(11)	Subsequent Events

The Funds have evaluated events and transactions that have occurred subsequent to November 30, 2020 and determined there were no subsequent events that would require recognition or disclosure within the financial statements other than as described below.

On December 29, 2020, the Funds declared and paid distributions from ordinary income to shareholders of record as of December 28, 2020, as follows:

Ordinary Income
Rockefeller Equity Allocation Fund	$ 38,244
Rockefeller Core Taxable Bond Fund	$361,051
Rockefeller Intermediate Tax Exempt National Bond Fund	$423,677
Rockefeller Intermediate Tax Exempt New York Bond Fund	$181,751

Rockefeller Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of the Rockefeller Funds and the
Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Rockefeller Funds, comprising Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, and Rockefeller Intermediate Tax Exempt New York Bond Fund, (the “Funds”), each a portfolio of the diversified series constituting Trust for Professional Managers, as of November 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Funds as of November 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence

Rockefeller Funds
Report of Independent Registered Public Accounting Firm
(Continued)

with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
January 28, 2021

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 18, 2020 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund,  (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Rockefeller & Co. LLC, the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 25, 2020 (the “June 25, 2020 meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2021.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of David P. Harris, who serves as a portfolio manager for the Equity Allocation Fund, Jimmy C. Chang, who serves as a portfolio manager for the Equity Allocation Fund, Intermediate Tax Exempt National Bond Fund and Intermediate Tax Exempt New York Bond Fund, Andrew M. Kello, who serves as a portfolio manager for the Core Taxable Bond Fund, Intermediate Tax Exempt National Bond Fund and Intermediate Tax Exempt New York Bond Fund, and Albert (Trey) Sindall, who serves as a portfolio manager for the Core Taxable Bond Fund, as well as other key personnel at the Adviser

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s Chief Compliance Officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan in response to the novel coronavirus (COVID-19) pandemic and challenges to day-to-day operations in a predominately work-from-home environment.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Equity Allocation Fund, the Core Taxable Bond Fund, the Intermediate Tax Exempt National Bond Fund, and the Intermediate Tax Exempt New York Bond Fund for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2020.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees compared the short-term and longer-term performance for the Institutional Class shares of the Funds on both an absolute basis and in comparison to benchmark indices (the MSCI All Country World Index Net for the Equity Allocation Fund, the Bloomberg Barclays Aggregate Bond Index for the Core Taxable Bond Fund, and the Bloomberg Barclays Managed Money Short/Intermediate Index for each of the Intermediate Tax Exempt National Bond Fund and the Intermediate Tax Exempt New York Bond Fund), and in comparison to a peer group of funds in each Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (a peer group of U.S. world large stock funds for the Equity Allocation Fund, a peer group of U.S. open-end intermediate core bond funds for the Core Taxable Bond Fund, a peer group of U.S. open-end municipal national intermediate funds for the Intermediate Tax Exempt National Bond Fund, and a peer group of U.S. open-end municipal New York intermediate funds for the Intermediate Tax Exempt New York Bond Fund).  The Trustees also reviewed information on the historical performance of other separately-managed accounts that were similar to the Core Taxable Bond Fund, the Intermediate Tax Exempt National Bond Fund and the Intermediate Tax Exempt New York Bond Fund in terms of investment strategies.  The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Equity Allocation Fund.

The Trustees noted the Equity Allocation Fund’s performance for its Institutional Class shares for each of the quarter, one-year, three-year and five-year periods ended March  31, 2020 was below the Morningstar Peer Group median.  The Trustees also noted for the

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

quarter, one-year, three-year, five-year and since inception periods ended March 31, 2020, the Equity Allocation Fund underperformed the MSCI All Country World Index Net.

The Trustees noted the Core Taxable Bond Fund’s performance for its Institutional Class shares for the quarter, one-year, three-year and five-year periods ended March 31, 2020 was above the Morningstar Peer Group median.  The Trustees further noted for the quarter, one-year, three-year and five-year periods ended March 31, 2020, the Core Taxable Bond Fund outperformed the Bloomberg Barclays Aggregate Bond Index.  The Trustees noted the Core Taxable Bond Fund underperformed the Bloomberg Barclays Aggregate Bond Index for the since inception period ended March 31, 2020.  The Trustees noted the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed and the Adviser considered any performance dispersion immaterial.

The Trustees noted that the performance of the Intermediate Tax Exempt National Bond Fund for its Institutional Class shares for each of the quarter and one-year period ended March 31, 2020 was above the Morningstar Peer Group median.  The Trustees noted that the performance of the Intermediate Tax Exempt National Bond Fund for its Institutional Class shares for each of the three-year and five-year periods ended March 31, 2020 was below the Morningstar Peer Group median.  The Trustees also noted that for the one-year and three-year periods ended March 31, 2020, the Intermediate Tax Exempt National Bond Fund outperformed the Bloomberg Barclays Managed Money Short/Intermediate Index, and that for the quarter, five-year and since inception periods ended March 31, 2020, the Intermediate Tax Exempt National Bond Fund underperformed the Index.  The Trustees noted the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed and the Adviser considered any performance dispersion immaterial.

The Trustees noted that the performance of the Intermediate Tax Exempt New York Bond Fund for its Institutional Class shares for the quarter and one-year period ended March 31, 2020 was above the Morningstar Peer Group median.  The Trustees noted that the performance of the Intermediate Tax Exempt New York Bond Fund for its Institutional Class shares for the three-year period ended March 31, 2020 equaled the Morningstar Peer Group median.  The Trustees noted that the performance of the Intermediate Tax Exempt New York Bond Fund for its Institutional Class shares for the five-year period ended March 31, 2020 was below the Morningstar Peer Group median.  The Trustees noted that for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2020, the Intermediate Tax Exempt New York Bond Fund underperformed the Bloomberg Barclays Managed Money Short/Intermediate Index.  The Trustees noted the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed and the Adviser considered any performance dispersion immaterial.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for each Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that, despite comparative underperformance for certain periods reviewed, each Fund and its shareholders could benefit from the Adviser’s continued management.

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed accounts, as applicable.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously provided subsidies for each Fund’s operations following the Fund’s inception and had fully recouped those subsidies.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage practices.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 25, 2020 meeting and the August 18, 2020 meeting at which the Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the Equity Allocation Fund’s contractual management fee of 0.85% was above the Morningstar Peer Group average of 0.78%.  The Trustees observed that the Equity Allocation Fund was operating below its expense cap of 1.25% for Institutional Class shares.  The Trustees observed that the Equity Allocation Fund’s total expense ratio of 1.22% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.04%.

The Trustees noted that the Core Taxable Bond Fund’s contractual management fee of 0.35% was below the Morningstar Peer Group average of 0.41%.  The Trustees observed that the Core Taxable Bond Fund was operating below its expense cap of 0.85% for Institutional Class shares.  The Trustees observed that the Core Taxable Bond Fund’s total expense ratio of 0.68% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.58%.  The Trustees also compared the fees paid by the Core Taxable Bond Fund to the fees paid by other separately-managed accounts of the Adviser.

The Trustees noted that the Intermediate Tax Exempt National Bond Fund’s contractual management fee of 0.35% was below the Morningstar Peer Group average of 0.40%.  The Trustees observed that the Intermediate Tax Exempt National Bond Fund was operating below its expense cap of 0.85% for Institutional Class shares.  The Trustees observed that the Intermediate Tax Exempt National Bond Fund’s total expense ratio of 0.63% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.57%.  The Trustees also compared the fees paid by the Intermediate Tax Exempt National Bond Fund to the fees paid by separately-managed accounts of the Adviser.

The Trustees noted that the Intermediate Tax Exempt New York Bond Fund’s contractual management fee of 0.35% was below the Morningstar Peer Group average of 0.43%.  The Trustees observed that the Intermediate Tax Exempt New York Bond Fund was operating below its expense cap of 0.85% for Institutional Class shares.  The Trustees observed that the Intermediate Tax Exempt New York Bond Fund’s total expense ratio of

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

0.75% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.63%.  The Trustees also compared the fees paid by the Intermediate Tax Exempt New York Bond Fund to the fees paid by separately-managed accounts of the Adviser.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring each of the Equity Allocation Fund, the Core Taxable Bond Fund and the Intermediate Tax Exempt National Bond Fund had not been, and currently was not, excessive, and that while the Intermediate Tax Exempt New York Bond Fund was not yet profitable to the Adviser after accounting for marketing and distribution expenses, the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared the Funds’ expenses relative to their respective peer groups and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Funds’ management fee and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage practices of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services or attract additional investor assets, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Agreement for an additional term ending August 31, 2021 as being in the best interests of each Fund and its shareholders.

Rockefeller Funds
Statement Regarding Liquidity Risk Management
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Rockefeller & Co. LLC (“Rockefeller”), the investment adviser to the Rockefeller Core Taxable Bond Fund, Rockefeller Equity Allocation Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund (the “Funds”), each a series of the Trust, have adopted and implemented a liquidity risk management program tailored specifically to each Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Rockefeller as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Portfolio Analytics Group. The Program Administrator is required to provide a written annual report to the Board and the Trust’s Chief Compliance Officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of each Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On October 13-14, 2020, the Board reviewed the Program Administrator’s written annual report for the period December 1, 2019 through June 30, 2020 (the “Report”). The Report provided an assessment of each Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that the Funds primarily held investments that were classified as highly liquid during the review period. The Report noted that the Funds’ portfolios are expected to continue to primarily hold highly liquid investments and the determination that the each Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Funds can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for a Fund’s and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Funds’ restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Funds are reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

Rockefeller Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Rockefeller Funds
Additional Information
(Unaudited)

Tax Information

For the year ended November 30, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Rockefeller Equity Allocation Fund	100.00%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2020 was as follows:

Rockefeller Equity Allocation Fund	79.79%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.00%

For the year ended November 30, 2020, the percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Section 871(k)(2)(c) of the Code for the Funds was as follows:

Rockefeller Equity Allocation Fund	0.00%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	97.04%
Rockefeller Intermediate Tax Exempt New York Bond Fund	98.66%

Foreign Tax Credit Pass Through

Pursuant to Section 853 of the Code, the Rockefeller Equity Allocation Fund designated the following amounts as foreign taxes paid for the year ended November 30, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Distribution Derived
	Creditable Foreign	Per Share	From Foreign
	Tax Credit Paid	Amount	Sourced Income
Rockefeller Equity Allocation	142,574	0.021876819	71.62%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 855-369-6209.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	21	Professor Emeritus	Independent
615 E. Michigan St.		Term; Since		Department of	Trustee, USA
Milwaukee, WI 53202		August 22,		Accounting	MUTUALS
Year of Birth: 1955		2001		(June 2019–	(an open-end
				present), Professor,	investment
				Department of	company with
				Accounting	two portfolios).
(2004–May 2019),
Chair, Department
of Accounting
(2004–2017),
Marquette University.

Gary A. Drska	Trustee	Indefinite	21	Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–present).	investment
company with
two portfolios).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Jonas B. Siegel	Trustee	Indefinite	21	Retired	Independent
615 E. Michigan St.		Term; Since		(2011–present).	Trustee, Gottex
Milwaukee, WI 53202		October 23,			Trust (an open-
Year of Birth: 1943		2009			end investment
company)
(2010–2016);
Independent
Manager,
Ramius IDF
fund complex
(two closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	21	President	Trustee, USA
615 E. Michigan St.	and	Term; Since		(2017–present),	MUTUALS
Milwaukee, WI 53202	Trustee	August 22,		Chief Operating	(an open-end
Year of Birth: 1962		2001		Officer (2016–	investment
				2020), Executive	company)
				Vice President,	(2001–2018);
				(1994–2017),	Trustee, Buffalo
				U.S. Bancorp	Funds (an
				Fund Services,	open-end
				LLC.	investment
company)
(2003–2017).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	Compliance	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Officer,	Since		Services, LLC
Year of Birth: 1985	Vice	July 1,		(February 2017–
	President	2017		present); Vice
	and			President
	Anti-Money			and Assistant CCO,
	Laundering			Heartland Advisors,
	Officer			Inc. (December 2016–
January 2017); Vice
President and CCO,
Heartland Group, Inc.
(May 2016–November
2016); Vice President,
CCO and Senior Legal
Counsel (May 2016–
November 2016),
Assistant CCO and
Senior Legal Counsel
(January 2016–
April 2016), Senior
Legal and Compliance
Counsel (2013–2015),
Heartland Advisors, Inc.

Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President,
Milwaukee, WI 53202		July 22,		U.S. Bancorp Fund
Year of Birth: 1970		2019		Services, LLC
(2019–present);
Partner, Practus, LLP
(2018–2019);
Counsel, Drinker
Biddle & Reath LLP
(2016–2018);
Counsel, Huntington
Bancshares, Inc.
(2011–2015).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Laura A. Caroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

 (This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 855-369-6209. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30 are available without charge, either upon request by calling the Funds toll free at 855-369-6209 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Part F of Form N-PORT reports, on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-369-6209 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

ROCKEFELLER FUNDS

Investment Adviser	Rockefeller & Co. LLC
45 Rockefeller Plaza, 5th Floor
New York, New York 10111

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	111 South Wacker Drive
Chicago, Illinois 60606

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
111 East Kilbourn Avenue
Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed on February 6, 2019.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2020	FYE 11/30/2019
Audit Fees	$116,400	$112,900
Audit-Related Fees	0	0
Tax Fees	$21,050	$20,400
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2020	FYE 11/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2020	FYE 11/30/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$575,700	$431,100

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)          (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on February 6, 2019.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title       /s/John Buckel
John Buckel, President

Date    February 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    February 8, 2021

By (Signature and Title)*    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    February 8, 2021

* Print the name and title of each signing officer under his or her signature.